CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, David J. Schoenwald, Chief Executive Officer and Chief Financial Officer of New Alternatives Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    8/28/2008                  /s/ David J. Schoenwald
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                                    David J. Schoenwald, Chief Executive Officer
                                    and Chief Financial Officer
                                    (principal executive officer and principal
                                    financial officer)